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                                                                   EXHIBIT 10.5a
                       AMENDMENT TO EMPLOYMENT AGREEMENT
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     THAT EMPLOYMENT AGREEMENT ("Agreement") made as of the first day of July,
1991, by and between THE WISER OIL COMPANY, a Delaware Corporation and ANDREW J. SHOUP, JR. is hereby amended so that Article I, Section 1.02, and Article IV,
Section 4.04, shall read as follows:

     1.02 Term.  Subject to the terms and provisions of Article II hereof,
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     Employee's employment hereunder shall be extended and shall continue through the close of business on July 1, 1997 unless extended by subsequent agreement of the parties hereto.

     4.04. Governing Law.  This Agreement shall be governed by and construed in
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     accordance with the laws of the State of Texas.

     IN WITNESS WHEROF, the parties hereto have executed this Amendment to Agreement or caused it to be executed as of June 1, 1994.



                              /s/  Andrew J. Shoup, Jr.
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                             THE WISER OIL COMPANY

                             By:     /s/ A. Wayne Ritter
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                             Title:  Vice President
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